UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BLUE RIDGE BANKSHARES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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C 1234567890 000004 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.investorvote.com/BRBS or scan the QR code - login details are located in the shaded bar below. Annual Shareholders Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Blue Ridge Bankshares, Inc. Annual Meeting of Shareholders to be Held on June 16, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2021 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2021 Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2020, and Letter to Shareholders are available at: www.investorvote.com/BRBS Easy Online Access - View your proxy materials and vote. Step 1: Go to www.investorvote.com/BRBS. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 5, 2021 to facilitate timely delivery. 2NOT COY 03GHRD

Annual Shareholders Meeting Notice The 2021 Annual Meeting of Shareholders of Blue Ridge Bankshares, Inc. will be held on June 16, 2021, at 9:00 A.M. Eastern Time. The meeting will be conducted exclusively as a virtual meeting via online live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting www.meetingcenter.io/205013260. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — BRBS2021. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2: 1. Election of Directors: 01 - Hunter H. Bost – Term Expiring 2024 02 - Mensel D. Dean, Jr. – Term Expiring 2024 03 - Larry Dees – Term Expiring 2024 04 - Julien G. Patterson – Term Expiring 2024 05 - Randolph N. Reynolds, Jr. – Term Expiring 2024 06 - Elizabeth H. Crowther – Term Expiring 2022 07 - Robert S. Janney – Term Expiring 2022 08 - Vance H. Spilman – Term Expiring 2022 09 - Carolyn J. Woodruff – Term Expiring 2022 10 - Richard A. Farmar, III – Term Expiring 2023 11 - C. Frank Scott, III – Term Expiring 2023 2. To ratify the appointment of Elliott Davis, PLLC as Blue Ridge Bankshares, Inc.’s independent registered public accounting firm for 2021. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. —Internet – Go to www.investorvote.com/BRBS. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Blue Ridge Bankshares, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 5, 2021.